PIONEER INDEPENDENCE FUND

[GRAPHIC OF STATUE OF LIBERTY]

                                                             -------------------
                                                               Semiannual Report
                                                                   June 30, 2000
                                                             -------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman               1
Portfolio and Performance Update       2
Portfolio Management Discussion        3
Schedule of Investments                5
Financial Statements                   7
Notes to Financial Statements         11

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/00
--------------------------------------------------------------------------------

Dear Shareowner,

For over a year, the Federal Reserve has been trying to suppress inflationary pressures and restrain economic growth in the U.S. by raising short-term interest rates. Because they represent increased costs, higher interest rates cut into corporate profits.

With the possibility of a slowing economy and an uncertain profit outlook overhanging the stock market, investors shifted from sector to sector in the first half of 2000 looking for attractive opportunities. Heightened stock market volatility was the result. Bonds also lost luster, because existing, lower-paying issues could not compete with the higher rates that now prevail. By summer, we began to see evidence that the Fed's tactics were having some impact, as key statistics hinted at a contraction of the economy's growth rate.

Volatile markets should not sidetrack your plans for dealing with your essential financial goals. Whatever your long-range needs may be -- money for a child's education, funding a comfortable retirement, or some other cherished objective -- those needs remain in place no matter what the market may do this week or next month. For that reason, it makes sense to focus your investment strategy beyond interim ups and downs.

Mid-year is a good time to talk to your financial representative to review what has been happening and to make sure your strategy is intact. Part of that discussion should be devoted to your portfolio's diversification. Do you have a blend of stocks and bonds that you are comfortable with and that can help you meet your goals? Or is it time to make adjustments? Be sure to include your IRAs and other retirement vehicles when you evaluate your overall portfolio.

I hope you will take time to read the following discussion with Theresa Hamacher, the leader of Pioneer Independence Fund's investment team. It's an excellent way to understand the Fund's performance during the past six months and to learn what the manager's expectations are for the months ahead. If you have questions or would like more information about your fund, visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.
Chairman and President

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/00
--------------------------------------------------------------------------------

[Pie Charts]

Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks                   6%
Depositary Receipts for International Stocks 15%
U.S. Common Stocks                           79%


Sector Diversification
(As a percentage of equity holdings)

Other                                         4%
Communication Services                        5%
Energy                                        6%
Basic Materials                               7%
Consumer Cyclicals                            8%
Healthcare                                    8%
Capital Goods                                 9%
Financial                                    13%
Consumer Staples                             13%
Technology                                   27%

[End Pie Charts]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

  1. Intel Corp.              3.11%
  2. Ace Ltd.                 1.81
  3. Microsoft Corp.          1.79
  4. Wal-Mart Stores, Inc.    1.77
  5. Comcast Corp.            1.71

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                                     6/30/00         12/31/99
Net Asset Value per Share            $13.38          $11.36

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 6/30/00)     Dividends   Capital Gains   Capital Gains
                           -           -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment+

The following chart shows the value of an investment made in Pioneer Independence Fund, compared to the growth of the Russell 1000 Index.

[Plot Points for Line Chart]

           Pioneer         Russell
           Independence    1000
           Fund*           Index
"3/98"        10000         10000
               9900         10251
               8126          9193
"12/98"        9693         11204
              10015         11667
              11112         12498
"9/99"        10327         11673
              11910         13548
              13431         14140
"6/00"        14028         13654

[End Line Chart]

+ Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

Average Annual Total Returns
(As of June 30, 2000)

--------------------------------------------------------------------------------
Net Asset Value*
--------------------------------------------------------------------------------

Period
Life-of-Fund   16.08%
(3/16/98)
1 Year         26.24%

Returns assume reinvestment of distributions at net asset value.

* Reflects Fund performance only, at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------

Theresa Hamacher is Pioneer's Chief Investment Officer and the leader of Pioneer Independence Fund's management team. The investment team selects stocks for the Fund from among the issues that Pioneer's other portfolio managers have chosen for their own funds.

Q: The first half of the year saw dramatic shifts in market focus. Please describe them.

A: The major market indices recorded only minor changes between December and June, but the first half of 2000 was anything but calm. There were wide shifts in sentiment and many inflated dot-com stocks got punctured. Add the stress of higher interest rates and it's no surprise that markets were more volatile than they had been for some time.

   Early in the year there was a wide divergence between the high valuations that investors placed on companies operating in the "new economy" -- technology and Internet stocks -- and the modest valuations seen elsewhere. The divergence shrank with the March-April decline in the technology-centered NASDAQ Composite Index, as investors migrated toward traditional "old economy" industries where they found more attractive values. The popularity of value investing lasted through May, and by June growth was back in favor. But there was no return to the dot-com excesses that had characterized the markets for so long.

Q: Given all these changes, how did the Fund perform?

A: Performance was very strong despite the background of investor indecision.
   Pioneer Independence Fund's total return for the six months ended June 30, 2000 was 17.78%, at net asset value. By way of comparison, the Russell 1000 Index, the Fund's benchmark, gained 0.78% for the period. The Russell 1000 Index measures the performance of the 1000 largest stocks in the Russell 3000 Index. It is a broader measure of performance than the Standard & Poor's 500 Stock Index[TM], which registered a decline of 0.45% for the same period.

Q: How did you manage the Fund's technology holdings during this volatile period?

A: The Fund was underweighted in technology issues when the downturn came in the spring, which aided performance. Our selections also held up well as investors sold dot-com issues in favor of proven technology companies. We expanded holdings in the sector during the second quarter of the year, to take advantage of lower prices. Power- One, which makes power supplies for computer networks, was an exceptionally strong performer as demand grew for its products among companies involved in the expansion of the Internet.

   Growth in wireless communication and the expansion of the Internet are also driving persistent high demand for semiconductors. Intel, the industry leader, is the Fund's largest holding.

   The Fund also participated in successful initial public offerings in the technology sector. IPO investments do, however, entail risk, and there can be no assurance that these investments will continue to contribute to the Fund's performance.

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00                              (continued)
--------------------------------------------------------------------------------

Q: What other sectors performed well?

A: Although we slightly reduced Fund exposure to the sector, healthcare stocks added to fund performance. This sector could serve as a haven if high interest rates ultimately trigger an economic slowdown.

   Investor sentiment toward the for-profit hospital industry has improved with the fading of legislative concerns. Columbia/HCA Healthcare moved up following resolution of pending legal issues. Among the Fund's strong performers in biotechnology was Elan Pharmaceuticals which develops delivery systems for pharmaceutical products, especially in the areas of neurology and acute care.

   The Fund's overweight position (compared to its benchmark) in the energy sector was a strong positive. Energy holdings did well as prices for oil and natural gas rose sharply. R&B Falcon, an oil drilling company, performed particularly well; the company's earnings are tightly linked to trends in oil prices. The Fund also benefited from being underweighted in the financial sector, which suffers disproportionately when interest rates are rising. The exception was insurance stocks. Fund holding Ace, responded well to higher premium rates.

Q: Where are you finding opportunities now?

A: Many mid-sized and small companies currently represent good values compared to our assessment of their potential. These areas of the market were neglected while investors focused on large-capitalization issues and have begun to perform better of late. Celestial Seasonings, a maker of herbal teas, was a big contributor to performance when it was purchased by Hain Food Group. This position has since been replaced by Horizon Organic Holding, a producer of organic dairy products.

   Growth in Europe appears more predictable than here at home, aided by the weak Euro. We have increased the overseas component of the Fund to 21% at June 30, compared to 13% at the end of last year. Bermuda's Ace, a diversified insurer, and Aventis, a French producer of prescription drugs and agricultural chemicals, are among the Fund's 10 largest holdings.

Q: Which areas have been disappointing?

A: In general, our sector decisions held back performance, offsetting the benefit of strong stock selection. In addition, both consumer staples companies and retailers performed poorly, hurt by the threat of a slowing growth rate in the U.S. Among individual holdings, Gillette continued to struggle in spite of renewed economic growth in emerging markets where the company derives a large part of its revenues.

Q: Please describe where you think the U.S. economy is heading.

A: After six hikes in short-term interest rates, the Federal Reserve Board has managed to cool the economy. Job creation has slowed, and there has been little overall increase in wages. Housing starts and car sales, both important economic indicators, are also slowing. So the question now is whether the Fed will be satisfied with the slowing that has occurred, or find it necessary to tighten further in August.

   Overall, markets should be very selective for the rest of the year. And as investors cast a wider net than in the recent past, diversification may once more be rewarded.

Pioneer Independence Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)
--------------------------------------------------------------------------------

Shares                                                             Value
            COMMON STOCKS - 100.0%
            Basic Materials - 6.6%
            Aluminum - 1.2%
    8,600   Alcoa, Inc.                                       $  249,400
                                                              ----------
            Chemicals - 1.5%
    9,200   Rohm & Haas Co.                                   $  317,400
                                                              ----------
            Chemicals (Diversified) - 1.7%
    5,000   Aventis (A.D.R.)                                  $  362,812
                                                              ----------
            Metals Mining - 1.2%
    4,100   Rio Tinto Plc (A.D.R.)*                           $  267,525
                                                              ----------
            Paper & Forest Products - 1.0%
    5,100   Bowater, Inc.                                     $  225,037
                                                              ----------
            Total Basic Materials                             $1,422,174
                                                              ----------
            Capital Goods - 8.9%
            Electrical Equipment - 4.1%
    4,200   Emerson Electric Co.                              $  253,575
    3,000   Power-One, Inc.*                                     341,812
    7,600   SCI Systems, Inc.*                                   297,825
                                                              ----------
                                                              $  893,212
                                                              ----------
            Machinery (Diversified) - 1.3%
    7,300   Deere & Co.                                       $  270,100
                                                              ----------
            Manufacturing (Diversified) - 2.2%
    4,400   Illinois Tool Works, Inc.                         $  250,800
    4,300   Sealed Air Corp.*                                    225,213
                                                              ----------
                                                              $  476,013
                                                              ----------
            Office Equipment & Supplies - 1.3%
    5,600   Canon Inc. (A.D.R.)                               $  282,100
                                                              ----------
            Total Capital Goods                               $1,921,425
                                                              ----------
            Communication Services - 5.1%
            Telephone - 5.1%
    7,000   Bell Atlantic Corp.                               $  355,688
    5,200   Kononklijke KPN NV (A.D.R.)                          233,675
    3,800   Nippon Telegraph & Telephone (A.D.R.)                259,825
    5,600   SBC Communications, Inc.                             242,200
                                                              ----------
            Total Communication Services                      $1,091,388
                                                              ----------
            Consumer Cyclicals - 7.8%
            Automobiles - 0.7%
    2,557   General Motors Corp.                              $  148,466
                                                              ----------
            Publishing (Newspapers) - 1.1%
    4,150   Gannett Co., Inc.                                 $  248,222
                                                              ----------
            Retail (Discounters) - 1.4%
   15,050   Dollar General Corp.                              $  293,475
                                                              ----------
            Retail (General Merchandise) - 1.8%
    6,600   Wal-Mart Stores, Inc.                             $  380,325
                                                              ----------
            Retail (Specialty-Apparel) - 0.9%
   13,900   Wilsons The Leather Experts*                      $  204,156
                                                              ----------

Shares                                                             Value
            Services (Advertising/Marketing) - 0.9%
    2,200   Omnicom Group                                     $  195,937
                                                              ----------
            Services (Commercial & Consumer) - 1.0%
   12,000   Vivendi (A.D.R.)                                  $  212,250
                                                              ----------
            Total Consumer Cyclicals                          $1,682,831
                                                              ----------
            Consumer Staples - 13.0%
            Broadcasting
            (Television/Radio/Cable) - 3.9%
    9,100   Comcast Corp.*                                    $  368,550
    7,000   Infinity Broadcasting Corp.*                         255,062
    3,000   MediaOne Group, Inc.*                                198,956
                                                              ----------
                                                              $  822,568
                                                              ----------
            Entertainment - 1.4%
    4,500   Viacom, Inc. (Class B) (Non-voting)*              $  306,844
                                                              ----------
            Foods - 1.9%
   26,000   Horizon Organic Holding Corp.*                    $  276,250
    2,800   Hershey Foods Corp.                                  135,800
                                                              ----------
                                                              $  412,050
                                                              ----------
            Personal Care - 1.3%
    7,800   The Gillette Co.                                  $  272,513
                                                              ----------
            Restaurants - 2.2%
    9,500   CEC Entertainment Inc.*                           $  243,438
    7,200   McDonald's Corp.                                     237,150
                                                              ----------
                                                              $  480,588
                                                              ----------
            Retail (Drug Stores) - 1.3%
    8,700   Walgreen Co.                                      $  280,031
                                                              ----------
            Services (Employment) - 1.0%
   19,500   Servicemaster Co.                                 $  221,812
                                                              ----------
            Total Consumer Staples                            $2,796,406
                                                              ----------
            Energy - 6.0%
            Oil (Domestic Integrated) - 2.4%
   11,500   Conoco, Inc.                                      $  253,000
    5,200   Shell Transport & Trading Co. (A.D.R.)               259,675
                                                              ----------
                                                              $  512,675
                                                              ----------
            Oil (International Integrated) - 1.0%
    4,200   Texaco, Inc.                                      $  223,650
                                                              ----------
            Oil & Gas (Drilling & Equipment) - 2.6%
   12,000   R&B Falcon Corp.*                                 $  282,750
    5,600   Halliburton Co.                                      264,250
                                                              ----------
                                                              $  547,000
                                                              ----------
            Total Energy                                      $1,283,325
                                                              ----------
            Financial - 12.6%
            Banks (Major Regional) - 2.2%
    5,700   The Bank of New York Co., Inc.                    $  265,050
    5,600   Wells Fargo Co.                                      217,000
                                                              ----------
                                                              $  482,050
                                                              ----------

  The accompanying notes are an integral part of these financial statements.   5

Pioneer Independence Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                      Value
            Financial (Diversified) - 2.2%
 16,500     Indymac Mortgage Holdings, Inc.           $   223,781
 14,500     Trizec Hahn Corp.                             259,188
                                                      -----------
                                                      $   482,969
                                                      -----------
            Insurance (Multi-Line) - 2.3%
  2,200     American International Group, Inc.        $   258,500
  3,000     Axa (A.D.R.)                                  238,688
                                                      -----------
                                                      $   497,188
                                                      -----------
            Insurance (Property/Casualty) - 4.8%
 13,900     Ace Ltd.                                  $   389,200
  3,000     Allmerica Financial Corp.                     157,125
    140     Berkshire Hathaway, Inc. (Class B)*           246,400
  4,000     Exel Ltd.                                     216,500
                                                      -----------
                                                      $ 1,009,225
                                                      -----------
            Savings & Loan Companies - 1.1%
 10,500     Charter One Financial, Inc.               $   241,499
                                                      -----------
            Total Financial                           $ 2,712,931
                                                      -----------
            Healthcare - 7.9%
            Biotechnology - 2.6%
  4,100     Amgen, Inc.*                              $   288,024
  5,160     Pharmacia Corp.                               266,708
                                                      -----------
                                                      $   554,732
                                                      -----------
            Healthcare (Diversified) - 5.3%
  4,900     American Home Products Corp.              $   287,875
  9,300     Columbia/HCA Healthcare Corp.                 282,488
  6,000     Elan Pharmaceuticals Plc (A.D.R.)*            290,625
  3,300     United Healthcare Corp.                       282,975
                                                      -----------
                                                      $ 1,143,963
                                                      -----------
            Total Healthcare                          $ 1,698,695
                                                      -----------
            Technology - 27.0%
            Communications Equipment - 2.1%
  2,500     Alcatel (A.D.R.)                          $   166,250
  6,000     Motorola Inc.                                 174,375
  6,000     Telefonaktiebolaget LM Ericsson
            (A.D.R.)                                      120,000
                                                      -----------
                                                      $   460,625
                                                      -----------
            Computers (Hardware) - 2.5%
 10,000     Compaq Computer Corp.                     $   255,625
  2,600     IBM Corp.                                     284,863
                                                      -----------
                                                      $   540,488
                                                      -----------
            Computers (Networking) - 2.2%
 12,000     Cabletron Systems, Inc.*                  $   303,000
 17,000     Quantum Corp.*                                164,688
                                                      -----------
                                                      $   467,688
                                                      -----------
            Computers (Software & Services) - 7.6%
  2,200     Adobe Systems, Inc.                       $   286,000
  2,700     Dassault Systemes SA (A.D.R.)                 253,800

Shares                                                      Value
            Computers (Software & Services) - (continued)
  4,000     Lernout & Hauspie Speech Products NV*     $   176,250
  4,800     Microsoft Corp.*                              384,000
  6,500     SAP AG (A.D.R.)                               305,094
  6,000     Wind River Systems*                           227,250
                                                      -----------
                                                      $ 1,632,394
                                                      -----------
            Electronics (Defense) - 1.3%
  3,197     General Motors Corp. (Class H)            $   280,537
                                                      -----------
            Electronics (Semiconductors) - 8.7%
  5,000     Intel Corp.                               $   668,438
  4,600     Linear Technology Corp.                       294,113
  3,500     Sandisk Corp.*                                214,156
  2,500     Teradyne, Inc.*                               183,750
  4,000     Texas Instruments, Inc.                       274,750
  3,100     Veeco Instruments, Inc.*                      227,075
                                                      -----------
                                                      $ 1,862,282
                                                      -----------
            Photography/Imaging - 1.2%
  4,400     Eastman Kodak Co.                         $   261,798
                                                      -----------
            Services (Data Processing) - 1.4%
  7,050     Paychex Inc.                              $   296,100
                                                      -----------
            Total Technology                          $ 5,801,912
                                                      -----------
            Transportation - 2.4%
            Airlines - 1.1%
 12,900     Southwest Airlines Co.                    $   244,294
                                                      -----------
            Railroads - 1.3%
  9,200     Canadian National Railway Co.             $   268,525
                                                      -----------
            Total Transportation                      $   512,819
                                                      -----------
            Utilities - 2.7%
            Electric Companies - 1.3%
  6,400     Dominion Resources, Inc.                  $   274,400
                                                      -----------
            Natural Gas - 1.4%
  5,950     El Paso Energy Corp.                      $   303,078
                                                      -----------
            Total Utilities                           $   577,478
                                                      -----------
            TOTAL INVESTMENT IN SECURITIES - 100.0%
            (Cost $18,854,822) (a)                    $21,501,384
                                                      -----------
*Non-income producing security.

(a) At June 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $18,858,716 was as follows:

    Aggregate gross unrealized gain for all
    investments in which there is an excess
    of value over tax cost                            $ 3,168,042
    Aggregate gross unrealized loss for all
    investments in which there is an excess
    of tax cost over value                               (525,374)
                                                      -----------
Net unrealized gain                                   $ 2,642,668
                                                      -----------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2000 aggregated $17,177,335 and $10,193,418, respectively.

6   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/00 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $18,854,822)           $21,501,384
 Cash                                                                143,034
 Receivables -
  Investments in securities sold                                      74,698
  Fund shares sold                                                    31,243
  Dividends and interest                                              15,745
 Organizational costs - net                                           27,030
 Other                                                                   297
                                                                 -----------
   Total assets                                                  $21,793,431
                                                                 -----------
LIABILITIES:
 Payables -
  Investment securities purchased                                $     5,400
  Fund shares repurchased                                              4,399
 Due to affiliates                                                    50,140
 Accrued expenses                                                     64,352
                                                                 -----------
   Total liabilities                                             $   124,291
                                                                 -----------
NET ASSETS:
 Paid-in capital                                                 $17,485,327
 Accumulated net investment loss                                     (15,973)
 Accumulated undistributed net realized gain on investments        1,553,224
 Net unrealized gain on investments                                2,646,562
                                                                 -----------
   Total net assets                                              $21,669,140
                                                                 -----------
NET ASSET VALUE PER SHARE:
 (Unlimited number of shares authorized)
  Based on $21,669,140/1,619,064 shares                          $     13.38
                                                                 -----------

  The accompanying notes are an integral part of these financial statements.   7

Pioneer Independence Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/00

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $3,499)        $ 92,723
 Interest                                                     12,157
                                                            --------
   Total investment income                                               $  104,880
                                                                         ----------
EXPENSES:
 Management fees                                            $ 62,112
 Transfer agent fees                                         188,251
 Distribution fees                                             7,160
 Administrative fees                                          15,429
 Custodian fees                                               10,101
 Registration fees                                             6,047
 Professional fees                                            11,858
 Printing                                                      3,888
 Fees and expenses of nonaffiliated trustees                  11,557
 Organization costs                                            5,049
 Miscellaneous                                                 4,451
                                                            --------
   Total expenses                                                        $  325,903
   Less management fees waived and expenses reimbursed
    by Pioneer Investment Management, Inc.                                 (196,819)
   Less fees paid indirectly                                                 (4,836)
                                                                         ----------
   Net expenses                                                          $  124,248
                                                                         ----------
   Net investment loss                                                   $  (19,368)
                                                                         ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                        $1,229,265
 Change in net unrealized gain on investments                             1,563,652
                                                                         ----------
  Net gain on investments                                                $2,792,917
                                                                         ----------
  Net increase in net assets resulting from operations                   $2,773,549
                                                                         ----------

8   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/00 and the Year Ended 12/31/99

                                                                                                    Six Months
                                                                                                       Ended           Year
                                                                                                      6/30/00          Ended
                                                                                                    (unaudited)      12/31/99
FROM OPERATIONS:

Net investment loss                                                                                 $  (19,368)     $   (1,479)
Net realized gain on investments                                                                     1,229,265         788,350
Change in net unrealized gain on investments                                                         1,563,652         850,390
                                                                                                    ----------      ----------
  Net increase in net assets resulting from operations                                              $2,773,549      $1,637,261
                                                                                                    ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ($0.00 and $0.01 per share, respectively)                                     $        -      $  (11,270)
Net realized gain ($0.00 and $0.44 per share, respectively)                                                  -        (415,418)
                                                                                                    ----------      ----------
  Total distributions to shareholders                                                               $        -      $ (426,688)
                                                                                                    ----------      ----------

                                                                     '00 Shares
                                                                     (unaudited)    '99 Shares
FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                                        601,719        787,365     $ 7,383,912    $  8,236,803
Reinvestment of distributions                                                 -         37,959               -         414,702
Cost of shares repurchased                                              (40,655)      (113,751)       (506,638)     (1,178,967)
                                                                        -------       --------     -----------    ------------
  Net increase in net assets resulting from fund share transactions     561,064        711,573     $ 6,877,274    $  7,472,538
                                                                        -------       --------     -----------    ------------
  Net increase in net assets                                                                       $ 9,650,823    $  8,683,111

NET ASSETS:
Beginning of period                                                                                 12,018,317       3,335,206
End of period (including accumulated net investment income (loss) of ($15,973)                     -----------    ------------
 and $3,395, respectively)                                                                         $21,669,140    $ 12,018,317
                                                                                                   -----------    ------------

  The accompanying notes are an integral part of these financial statements.   9

Pioneer Independence Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                                               Six Months
                                                                                  Ended          Year      3/16/98
                                                                                 6/30/00         Ended       to
                                                                               (unaudited)     12/31/99  12/31/98(a)
Net asset value, beginning of period                                             $ 11.36       $  9.63     $10.00
                                                                                 -------       -------     ------
Net increase (decrease) from investment operations:
 Net investment loss                                                             $ (0.01)      $ (0.01)    $(0.01)
 Net realized and unrealized gain (loss) on investments                             2.03          2.19      (0.27)
                                                                                 -------       -------     ------
  Net increase (decrease) from investment operations                             $  2.02       $  2.18     $(0.28)
Distributions to shareholders:
 Net investment income                                                              --           (0.01)     (0.09)
 Net realized gain                                                                  --           (0.44)      --
                                                                                 -------       -------     ------
Net increase (decrease) in net asset value                                       $  2.02       $  1.73     $(0.37)
                                                                                 -------       -------     ------
Net asset value, end of period                                                   $ 13.38       $ 11.36     $ 9.63
                                                                                 -------       -------     ------
Total return*                                                                      17.78%        22.88%     (2.78)%
Ratio of net expenses to average net assets+                                        1.55%**       1.58%      1.68%**
Ratio of net investment loss to average net assets+                                (0.29)**      (0.11)%    (0.30)**
Portfolio turnover rate                                                              126%**        106%       118%**
Net assets, end of period (in thousands)                                         $21,669       $12,018     $3,335
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                       3.92%**       6.18%     17.26%**
 Net investment loss                                                               (2.66)**      (4.71)%   (15.88)**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                       1.50%**       1.50%      1.50%**
 Net investment loss                                                               (0.24)**      (0.03)%    (0.12)**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios assuming no reduction for fees paid indirectly.


10   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital appreciation.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

D. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets. PIM's agreement is temporary and voluntary and may be revised or terminated at any time.

Pioneer Independence Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)                    (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. Transfer Agent

Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $47,283 in transfer agent fees payable to PSC at June 30, 2000.

4. Distribution Plan

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to shares that have been outstanding for more than twelve months in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of fund shares. Included in due to affiliates is $2,857 in distribution fees payable to PFD at June 30, 2000.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2000, the Fund's expenses were reduced by $4,836 under such arrangements.


12
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14

[PIONEER LOGO] PIONEER INDEPENDENCE FUND


Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Distributor
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Pioneer Independence Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc.

This report must be preceded or accompanied by a prospectus for Pioneer Independence Fund, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.



                                                                    8741-00-0800
                                     (Copyright) Pioneer Funds Distributor, Inc.